Exhibit 99.4

HOST AMERICA CORP.

TERM NOTE SECURITY AGREEMENT

To:	Shelter Island Opportunity Fund, LLC

Date: December 19, 2006

To Whom It May Concern:

1.  To secure the payment of all Obligations (as hereafter defined), Host America Corp., a Colorado corporation (the “Company”) and Lindley Food Service, Inc. (“Lindley”) (the Company and Lindley each being an “Assignor”) hereby assign and grant to the Purchaser (as defined in the Securities Purchase Agreement), a continuing security interest in all of the following property now owned or at any time hereafter acquired, or in which they now have or at any time in the future may acquire any right, title or interest (the “Collateral”): (1) in the case of the Company, its accounts receivable (“Company A/Rs”); and (2) in the case of Lindley, all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among the Assignors), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore which may be manufactured from and after the date hereof. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and has obtained a commitment from a financing source to finance such equipment from an unrelated third party, each Purchaser agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

2.  The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to the Purchaser arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Purchaser (the “Securities Purchase Agreement”), (ii) that certain Stock Pledge Agreement dated as of the date hereof by and between the Company and the Purchaser, and (iii) the Related Agreements referred to in the Securities Purchase Agreement, (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to the Purchaser, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

3.  Except as otherwise described in the SEC Filings or as set forth in the Schedules to the Securities Purchase Agreement each Assignor hereby jointly and severally represents, warrants and covenants to the Purchaser that:

(a)  it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide the Purchaser thirty (30) days’ prior written notice of any change in its jurisdiction of organization;

(b)  its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide the Purchaser thirty (30) days’ prior written notice of any change in its legal name;

(c)  its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide the Purchaser thirty (30) days’ prior written notice of any change in its organizational identification number;

(d)  it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(e)  it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except (i) Encumbrances securing the Obligations, (ii) (a) Encumbrances of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) Encumbrances incurred in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the Company or any Subsidiary thereof, in conformity with GAAP; (c) Encumbrances in favor of the Purchaser; (d) Encumbrances for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company or any Subsidiary thereof in conformity with GAAP provided, that, the Encumbrance shall have no effect on the priority of Encumbrances in favor of any Purchaser or the value of the assets in which any Purchaser has an Encumbrance;

(e) Purchase Money Liens (as defined below) securing Purchase Money Indebtedness (as defined below) to the extent permitted in this Agreement in the case of the Company A/Rs, the first priority Encumbrance in favor of those certain persons named in the Blockage Agreement dated the date hereof and (iii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof; and (g) the encumbrances shown of each Assignor’s UCC search provided the Purchaser and liens on motor vehicles;

(f)  it will, at its and the other Assignors’ joint and several cost and expense, keep the Collateral in a good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

(g)  it will not without each Purchaser’s prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

(i)  the proceeds of any such disposition are used to acquire replacement Collateral which is subject to each the Purchaser’ priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

(ii)  following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to each of the Purchaser to be held as cash collateral for the Obligations;

(h)  it will insure or cause the Collateral to be insured in each Purchaser’s name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Purchaser shall specify in amounts and under policies by insurers acceptable to the Purchaser and all premiums thereon shall be paid by such Assignor and the policies delivered to the Purchaser. If any such Assignor fails to do so, the Purchaser may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

(i)  it will at all reasonable times allow any of the Purchaser or the Purchaser’ representatives free access to and the right of inspection of the Collateral; and

(j)  such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves each Purchaser harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that any such Purchaser may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Term Note Security Agreement or in the prosecution or defense of any action or proceeding either against such Purchaser or any Assignor concerning any matter growing out of or in connection with this Term Note Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by such Purchaser’s own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final decision).

“Purchase Money Indebtedness” means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, including indebtedness under capitalized leases, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time); “Purchase Money Lien” means any Encumbrance upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Encumbrance shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Encumbrance and only if such Encumbrance secures only such Purchase Money Indebtedness.

4.  The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Term Note Security Agreement:

(a)  any covenant, warranty, representation or statement made or furnished to the Purchaser by any Assignor or on any Assignor’s behalf was breached in any material respect or false in any material respect when made or furnished, except to the extent the the Purchaser had actual prior knowledge of such breach, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of forty-five (45) days after notice by Purchaser to Assignee;

(b)  the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

(i)  such loss is covered by insurance proceeds which are used to replace the item or repay the Purchaser; or

(ii)  said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has been removed or otherwise released within forty-five (45) days of the creation or the assertion thereof;

(c)  any Assignor shall cease operations, dissolve, terminate its business existence, make an assignment for the benefit of creditors, or suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of Assignors’ property, to the extent such is not cured within forty-five (45) days;

(d)  any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor and not dismissed within forty-five (45) days;

(e)  the Company shall repudiate, purport to revoke or fail to perform any or all of its obligations under any Note (after passage of applicable cure periods, if any); or

(f)  an Event of Default shall have occurred under and as defined in any Document, subject to the applicable cure periods.

5.  Upon the occurrence of any Event of Default and at any time thereafter, each Purchaser may declare all Obligations immediately due and payable and each Purchaser shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, each Purchaser will have the right to take possession of the Collateral and to maintain such possession on any Assignor’s premises or to remove the Collateral or any part thereof to such other premises as such Purchaser may desire. Upon the Purchaser’ request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to the Purchaser at a place designated by the Purchaser. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor at such Assignor’s address shown on Schedule B hereto. Any proceeds of any disposition of any of the Collateral shall be applied by the Purchaser to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the Purchaser toward the payment of the Obligations in such order of application as the Purchaser may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, the Purchaser shall have the immediate right to withdraw any and all monies contained in any deposit accounts in the name of the Assignor and controlled by the Purchaser and apply the same to the repayment of the Obligations (in such order of application as the Purchaser may elect).

6.  If any Assignor defaults in the performance or fulfillment of any of the material terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Term Note Security Agreement, each Purchaser may, at its option without waiving its right to enforce this Term Note Security Agreement according to its terms, immediately or at any time thereafter and with notice to the Assignors, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the then interest rate on the Term Notes (as defined in the Securities Purchase Agreement) plus 18% per annum, or, at such Purchaser’s option, debited by such Purchaser from any deposit accounts in the name of the Assignor and controlled by such Purchaser.

7.  Each Assignor appoints each Purchaser, any of such Purchaser’s officers, may designate as its attorney, such appointment to be effective only upon the occurrence and during the continuance of an Event of Default hereunder, with power to execute such documents in each of its behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor’s behalf; to file financing statements against each Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)); to sign its name on public records; and to do all other things such Purchaser deems necessary to carry out this Term Note Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney performed in accordance with the terms hereof and neither such Purchaser nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final decision). This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid. In extension of the foregoing Assignors, Purchaser and People’s Bank have entered into a Deposit Account Control Agreement whereby Purchaser perfects the security interest granted by Assignor in their deposit accounts. the Purchaser agree that they will only exercise their rights under such Control Agreement after the occurrence and during the continuation of an Event of Default hereunder.

8.  No delay or failure on each Purchaser’s part in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by each Purchaser and then only to the extent therein set forth, and no waiver by any Purchaser of any default shall operate as a waiver of any other default or of the same default on a future occasion. the Purchaser’ books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, except for manifest error, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and except for manifest error, shall constitute prima facie proof thereof. Each Purchaser shall have the right to enforce any one or more of the remedies available to such Purchaser, successively, alternately or concurrently. Each Assignor agrees to join with each Purchaser in executing financing statements or other instruments to the extent required by the New York Uniform Commercial Code in form satisfactory to such Purchaser and in executing such other documents or instruments as may be required or deemed necessary by such Purchaser for purposes of effecting or continuing such Purchaser’s security interest in the Collateral.

9.  This Term Note Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to each Purchaser hereunder shall inure to the benefit of each Purchaser’s successors and assigns. All of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the the Purchaser, and shall bind the representatives, successors and assigns of each Assignor. the Purchaser and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection the Purchaser or any Assignor may have as to the bringing or maintaining of such action with any such court.

10.  It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Term Note Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (a) executing a joinder agreement in form and substance satisfactory to the Purchaser, (b) delivering supplements to such exhibits and annexes to such Documents as the Purchaser shall reasonably request and (c) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Purchaser and with all documents and actions required above to be taken to the reasonable satisfaction of the Purchaser.

11.  All notices from the Purchaser to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

12.  In the event of a conflict or inconsistency between any provision hereof and any provision of the Securities Purchase Agreement, the provision of the Securities Purchase Agreement shall govern to the extent of any such conflict or inconsistency.

13.  This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

HOST AMERICA CORP.

By:	David Murphy

LINDLEY FOOD SERVICE, INC.

By:	David Murphy

SCHEDULE A

Entity	Jurisdiction of Organization
Host America Corp.	Colorado
Lindley Food Service, Inc.	Connecticut

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